UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 22, 2012 (June 18, 2012)

SOUTHWEST IOWA RENEWABLE ENERGY, LLC
(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa		51503
(Address of Principal Executive Offices)		(Zip Code)

(712) 366-0392
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Definitive Material Agreement.

On June 18, 2012, Southwest Iowa Renewable Energy, LLC (the “Company”) entered into a Separation Agreement and Release of All Claims with Karen L. Kroymann, its controller and Principal Financial Officer (the “Separation Agreement”).  The Separation Agreement provides the terms and conditions of Ms. Kroymann’s termination of employment with the Company effective June 18, 2012 (the “Termination Date”).  Pursuant to the Separation Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference, Ms. Kroymann will receive severance compensation from the Company for a period of twelve weeks and will be subject to certain confidentiality obligations.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           The information provided above in Item 1.01 with respect to Ms. Kroymann is incorporated by reference into this item 5.02.

(c)           Effective, June 20, 2012, the Board of Directors of the Company appointed Brett L. Frevert, age 49, as Controller, Chief Financial Officer and Principal Financial Officer of the Company.  Mr. Frevert is a founder and employee of CFO Systems, LLC (“CFO Systems”).  The Company entered into a letter agreement dated June 21, 2012 with CFO Systems, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by this reference (the “CFO Systems Agreement”), pursuant to which Mr. Frevert and other employees of CFO Systems will provide chief financial officer duties, accounting and related financial services to the Company. CFO Systems will be paid as an independent contractor at rates ranging from $75 to $150 an hour depending on services provided as outlined in the CFO Systems Agreement.  Expenses incurred by CFO Systems while working under the CFO Systems Agreement will be reimbursed by the Company.  The CFO Systems Agreement is terminable by either party upon thirty days advance written notice.

Mr. Frevert founded CFO Systems in November 2004. He has served as Managing Director of CFO Systems since its founding.  During that time he has served as CFO of several Midwestern companies, including private companies and those registered with the Securities and Exchange Commission.  Prior to founding CFO Systems, Mr. Frevert was the Chief Financial Officer of a regional real estate firm and served as interim Chief Financial Officer of First Data Europe.  Mr. Frevert began his career with Deloitte & Touche, servicing primarily SEC-registered clients in the food and insurance industries.  Mr. Frevert received his bachelor’s degree in business from Wayne State College in 1985.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

10.1	Separation Agreement and Release of All Claims by and between Southwest Iowa Renewable Energy, LLC and Karen L. Kroymann dated June 18, 2012.

10.2	Letter Agreement by and between Southwest Iowa Renewable Energy, LLC and CFO Systems, LLC dated June 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

Date: June 22, 2012	By:	/s/ Brian T. Cahill
Brian T. Cahill
Chief Executive Officer

Exhibit Index

Exhibit
Number                                Description

10.1	Separation Agreement and Release of All Claims by and between Southwest Iowa Renewable Energy, LLC and Karen L. Kroymann dated June 18, 2012.

10.2	Letter Agreement by and between Southwest Iowa Renewable Energy, LLC and CFO Systems, LLC dated June 21, 2012.